Exhibit 11.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 20-F for the year ended December 31, 2003 of Vivendi Universal, S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Jacques Espinasse, Chief Financial Officer of the Registrant certify, pursuant to 18. U.S.C. 2002, to my knowledge, that:

(1)	The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Registrant, as of, and for, the periods presented in the Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.

/s/ Jacques Espinasse
Chief Financial Officer
June 30, 2004

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

    In connection with the Annual Report on Form 20-F for the year ended December 31, 2003 of Viendi Universal, S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-René Fourtou, Chief Executive Officer of the Registrant certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies, in all material respects, within the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant, as of, and for, the periods presented in the Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.

/s/ Jean-René Fourtou

Chief Executive Officer
June 30, 2004